PROXYMED, INC.
                           2501 DAVIE ROAD, SUITE 230
                         FORT LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001
                           -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1997
                           -------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ProxyMed, Inc., a Florida corporation (the "Company"), will be held on Thursday, May
22, 1997, at 9 o'clock a.m., Eastern Daylight Time, at the Fort Lauderdale Airport Hilton, 1870 Griffin Road, Dania, Florida 33004 for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

     (1) The election of 8 persons to the Board of Directors to serve until the next annual meeting of the shareholders or until election and qualification of their respective successors;

     (2) To approve the Company's 1997 Stock Option Plan; and

     (3) To transact such other business as may properly come before the meeting.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 18, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     The Annual Meeting may be postponed or adjourned from time to time without any notice other than by announcement at the meeting of any postponements or adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

     A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        [GRAPHIC OMITTED]

                                        Harold S. Blue
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

Fort Lauderdale, Florida
April 25, 1997

                                PROXYMED, INC.
                           2501 DAVIE ROAD, SUITE 230
                         FORT LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

                           -------------------------
                                PROXY STATEMENT
                           -------------------------

     The enclosed proxy is solicited by the Board of Directors of ProxyMed, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, May 22, 1997 and the approximate date on which this statement and the enclosed proxy will be sent to shareholders will be April 25, 1997. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided; if no space is marked, it will be voted by the persons therein named at the meeting (i) for the election of 8 persons to the Board of Directors as set forth below; (ii) for approval of the 1997 Stock Option Plan; and (iii) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

     The cost of Board of Directors' proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without extra compensation.

     At the record date for the meeting, the close of business on April 18, 1997 the Company had outstanding 9.563,396 shares of $.001 par value common stock ("Common Stock"). Only shareholders of record at the close of business on April 18, 1997 are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. The approval of the proposals covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of which is elected by a plurality.


     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of each matter voted upon. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are counted for the purpose of determining whether the proposal has been approved.

     A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 14, 1997, and as adjusted to reflect the sale of shares offered hereby with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer named in the Executive Compensation chart, and (iv) all directors and executive officers of the Company as a group:

NAME AND ADDRESS(1)                              NUMBER OF SHARES(2)      PERCENT OF CLASS
----------------------------------------------   ----------------------   ------------------
Harold S. Blue(3)  ...........................           912,532                  9.4
John Paul Guinan(4)   ........................           180,000                  1.9
Gary N. Mansfield(5)  ........................           214,500                  2.2
Bennett Marks(6)   ...........................           149,750                  1.5
Harry A. Gampel(7) ...........................           273,558                  2.9
Samuel X. Kaplan(4)   ........................            45,000                    *
Bertram J. Polan(8)   ........................            52,500                    *
Eugene R. Terry(9) ...........................            60,000                    *
Kingdon Capital Management Corporation  ......           774,900                  8.1
152 West 57th Street
New York, NY 10019
Cramer Rosenthal McGlynn, Inc. ...............           579,800                  6.1
520 Madison Avenue
New York, NY 10022
Weiss, Peck & Greer, L.L.C. ..................           557,500                  5.8
One New York Plaza
New York, NY 10004
All directors and officers
 as a group (18 persons)(10)   ...............         2,088,513                 19.9

----------------

 (1) The address for each person, unless otherwise noted, is 2501 Davie Road, Suite 230, Fort Lauderdale, Florida 33317-7424.
 (2) In accordance with Rule 13d-3 of the Exchange Act, shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from April 14, 1997, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.
 (3) Includes 732,532 shares held of record, and 180,000 shares issuable upon the exercise of currently exercisable stock options.
 (4) Represents shares issuable upon the exercise of currently exercisable stock options.
 (5) Includes 49,500 shares held of record and 165,000 shares issuable upon the exercise of currently exercisable stock options.
 (6) Includes 8,500 shares held of record, and 141,250 shares issuable upon the exercise of currently exercisable stock options.
 (7) Includes 228,558 shares held of record, and 45,000 shares issuable upon the exercise of currently exercisable stock options.
 (8) Includes 7,500 shares held of record, and 45,000 shares issuable upon exercise of currently exercisable stock options.
 (9) Includes 15,000 shares held of record, and 45,000 shares issuable upon exercise of currently exercisable stock options.
(10) Includes 1,167,829 shares held of record, and 920,684 shares issuable upon the exercise of currently exercisable stock options.

ITEM 1. ELECTION OF DIRECTORS

     The Company currently has eight directors, with each director holding office until the next annual meeting of shareholders and until his successor is duly elected and qualified or until the earlier death, resignation, removal or disqualification of the director. Management of the Company has nominated the nine directors currently serving as directors for election to the Board of Directors. The Company's officers are elected annually by the directors.

     The foregoing nominees may be elected by plurality vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE FOR ELECTION TO THE BOARD. It is intended that proxies will be voted for the following nominees, unless otherwise directed:

NAME                              AGE                              POSITION
------------------------------   ------   ------------------------------------------------------------
Harold S. Blue(1) ............    35       Chairman of the Board, Chief Executive Officer
John Paul Guinan(1)  .........    36       President, Chief Operating Officer and Director
Gary N. Mansfield(1) .........    36       Executive Vice President-Business Development
                                           and Director
Bennett Marks(1)  ............    48       Executive Vice President-Finance, Chief Financial Officer
                                           and Director
Harry A. Gampel   ............    77       Director
Samuel X. Kaplan(2)(3)  ......    74       Director
Bertram J. Polan(2)(3)  ......    45       Director
Eugene R. Terry(2)(3)   ......    58       Director

----------------

(1) Member of the Executive Committee, the Chairman of which is Mr. Blue.
(2) Member of the Audit Committee, the Chairman of which is Mr. Polan.
(3) Member of the Compensation Committee, the Chairman of which is Mr. Terry.

     HAROLD S. BLUE has been Chairman of the Board and Chief Executive Officer of the Company since February 1993, and has been a director since August 1991. He served as interim President and Chief Operating Officer from March 1994 to June 1995. From August 1991 until February 1993, Mr. Blue served as Vice President of the Company. From July 1992 until February 1995, Mr. Blue served as Chairman of the Board and Chief Executive Officer of Health Services, Inc., a physician practice management company, which was sold to Inphynet in 1995. From June 1979 to February 1992, Mr. Blue was the President and Chief Executive Officer of Budget Drugs, Inc., a retail discount pharmacy chain comprised of six stores located in South Florida. From September 1984 to August 1988, Mr. Blue founded and was the Executive Vice President of Best Generics Incorporated, a generic pharmaceutical distribution company. In August 1988, Best Generics was sold to Ivax Corporation, a publicly-traded pharmaceutical manufacturer. Mr. Blue served as a member of the Board of Directors of Ivax for approximately two years before resigning, and continued to serve as a consultant to Ivax pursuant to a consulting agreement that expired in August 1993. He is currently a director of AccuMed International, Inc., a publicly traded company which manufactures and markets diagnostic screening products for clinical laboratories.

     JOHN PAUL GUINAN has been the President and a director of the Company since June 1995 and was an Executive Vice President of the Company from July 1993 until June 1995. From March 1993 to June 1993, Mr. Guinan was the Chief Executive Officer and co-founder of ProxyScript, Inc. (f/k/a Medical Containment Systems, Inc.), which the Company acquired in June 1993. From 1989 until April 1993, Mr. Guinan founded and developed two companies: The Desktop Professionals, Inc., a company which supplied automation systems to South Florida professional offices; and POSitive Thinking, Inc., a software development company which specialized in point of sale systems.

     GARY N. MANSFIELD has been a director of the Company since June 1995 and has been an Executive Vice President of the Company since July 1993. From March 1993 to June 1993, Mr. Mansfield was the Executive Vice President and co-founder of ProxyScript, Inc. From January 1991 to March 1993, Mr. Mansfield co-founded and developed POSitive Thinking, Inc. Mr. Mansfield also served on the Board of Directors of Best Generics Incorporated prior to that company being sold to Ivax Corporation.

     BENNETT MARKS has been Executive Vice President-Finance, Chief Financial Officer and a director of the Company since October 1993. From May 1991 to October 1993, Mr. Marks was Vice President-
Finance and a director of FiberCorp International, Inc., a public company engaged in the manufacturing and marketing of network management systems for use by telecommunication companies. From 1981 to April 1991, Mr. Marks was an audit partner with KPMG Peat Marwick, an international accounting and consulting firm. While with KPMG Peat Marwick, Mr. Marks was the partner on audits of numerous public companies and served as an Associate SEC Reviewing Partner. He also served as the Administrative Partner in Charge of KPMG Peat Marwick's West Palm Beach office. Mr. Marks is a certified public accountant.

     HARRY A. GAMPEL has been a director of the Company since February 1996. Mr. Gampel has over 36 years of experience in commercial and residential real estate development in the Northeastern United States and Florida as Chairman of Gampel Organization, Hollywood, Florida, and as President of Gampel Realty Company, Hartford, Connecticut.

     SAMUEL X. KAPLAN has been a director of the Company since August 1995. Since 1987, Mr. Kaplan has been a health care management consultant. He has also been the President of U.S. Care, Inc., a California-based company which designs and administers long-term care insurance programs, since 1987, when he founded that company. In 1962, he founded U.S. Administrators, Inc., a health care management company, which he served as President and Chairman until 1987.

     BERTRAM J. POLAN has been a director of the Company since August 1995. Mr. Polan is the founder and President of Gemini Bio-Products, Inc., a California-based supplier of biological products used in medical schools, private medicine research institutes and the bio-technology industry, which he founded in 1985. From 1973 to 1985, Mr. Polan was employed in various executive capacities, most recently as vice president of sales and marketing, with North American Biologicals, Inc., one of the world's largest independent providers of human plasma products.

     EUGENE R. TERRY has been a director of the Company since August 1995. Mr. Terry is a pharmacist and the founder and Chairman of Bloodline, Inc., a New Jersey-based company engaged in the blood services business, which he founded in 1980. In 1971, Mr. Terry founded Home Nutritional Support, Inc. ("HNSI"), one of the first companies established in the home infusion industry. In 1984, HNSI was sold to Healthdyne, Inc. HNSI was later sold to the W.R. Grace Group. From 1975 to 1984, Mr. Terry was also founder and Chief Executive Officer of Paramedical Specialties, Inc., a respiratory and durable medical equipment company, which was also sold to Healthdyne, Inc.

     Directors are elected annually at the Company's annual meeting of shareholders. Each director of the Company serves until his successor is elected and qualified or until the earlier death, resignation, removal or disqualification of the director. The officers are elected annually by the directors.

     The Company has agreed, if so requested by either the Company's underwriter of its initial public offering or secondary public offering, to nominate and use its best efforts to elect a designee of either underwriter as a director of the Company or, at the underwriters' option, as a non-voting adviser to the Board of Directors of the Company. No such nominee has been designated by either underwriter to date.

     The Company has taken out "key person" life insurance policies on the lives of Mr. Blue and Mr. Guinan in the amount of $1,000,000 each.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     MEETINGS-All directors attended more than 75% of the meetings of the Board for the fiscal year ended December 31, 1996. There were a total of three Board meetings held during such year.

     AUDIT COMMITTEE-The Company's Audit Committee consists of three non-employee directors: Bertram J. Polan (Chair), Samuel X. Kaplan and Eugene R. Terry. The Audit Committee is responsible for meeting with representatives of the Company's independent accountants and with representatives of senior management to review the general scope of the Company's annual audit, matters relating to internal audit control systems and the fee charged by the independent accountants. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's independent accountants and for recommending the engagement or discharge of the Company's independent accountants. The Audit Committee met one time in 1996.

     COMPENSATION COMMITTEE-The Company's Compensation Committee consists of three non-employee directors: Eugene R. Terry (Chair), Bertram J. Polan and Samuel X. Kaplan. The Compensation Committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary, stock options and stock. The Committee is also responsible for granting stock awards, stock options and other awards to be made under the Company's existing plans. The Compensation Committee met four times in 1996. See "Stock Options Plans."

     EXECUTIVE COMMITTEE-The Company's Executive Committee consists of four employee directors: Harold S. Blue (Chair), John Paul Guinan, Gary N. Mansfield and Bennett Marks. Pursuant to the Company's Bylaws, the Executive Committee has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers that, by law, cannot be delegated by the Board of Directors. The Executive Committee met one time during 1996.

COMPENSATION OF DIRECTORS

     Employee directors of the Company are not compensated for their services as directors. The Company reimburses all directors for reasonable expenses incurred in attending board meetings. In addition, non-employee directors receive stock options under the 1995 Outside Plan (described below) upon the directors' initial election or appointment to the Board of Directors. In 1995 and 1996, Messrs. Gampel, Kaplan, Polan and Terry, upon joining the Board, were each granted options to purchase 75,000 shares of Common Stock at an exercise price equal to the market price on the date of grant. These options were immediately vested with respect to 22,500 shares, with installments of 22,500 and 30,000 shares vesting one and two years from the date of grant, respectively. These options expire five years after the dates of grant.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The Company has reviewed the Forms 3 and 4 and amendments thereto furnished to it pursuant to Rule 16a-3(e) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the
"Exchange Act") during the Company's fiscal year ended December 31, 1996, and Form 5 and amendments thereto furnished to the Company with respect to such year. Based solely on such review and the representations of each director and executive officer, the Company is not aware of any failure to timely file a required Form.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid during the past three
(3) fiscal years to the Company's Chief Executive Officer and the other three
(3) most highly compensated executive officers of the Company with annual compensation over $100,000 ("the named executive officers"):

                          SUMMARY COMPENSATION TABLE

                                           ANNUAL CO                         AWARDS            PAYOUTS
                             ------------------------------------- -------------------------- ----------
                                                       OTHER        RESTRICTED    NUMBER OF                   ALL
NAME AND                                               ANNUAL          STOCK      OPTIONS/       LTIP        OTHER
PRINCIPAL POSITION    YEAR    SALARY(S)    BONUS    COMPENSATION     AWARD(S)       SARS       PAYOUTS    COMPENSATION
-------------------- ------- ------------ -------- --------------- ------------- ------------ ---------- --------------
Harold S. Blue         1996     100,983         -              -              -     150,000           -              -
Chairman and CEO       1995      60,000         -              -              -           -           -              -
                       1994      60,000         -              -              -           -           -              -
John Paul Guinan       1996     127,792         -              -              -      15,000           -              -
President and COO      1995      99,693         -              -              -     202,500           -              -
                       1994      55,481         -              -              -      15,000           -              -
Gary N. Mansfield      1996     102,147         -              -              -     150,000           -              -
Executive V.P.         1995      83,077         -              -              -      37,500           -              -
                       1994      42,923         -              -              -      15,000           -              -
Bennett Marks          1996     107,542         -         10,625(1)           -      86,250           -              -
Executive V.P.         1995     100,000         -         15,000(1)           -      15,000           -              -
and CFO                1994      90,000         -         15,000(1)           -           -           -              -

----------------

(1) Mr. Marks received a non-accountable expense allowance of $15,000 (net of taxes) per year through September 15, 1996.

     The following table provides information on stock option grants during fiscal year 1996 to each of the executive officers named in the "Summary Compensation Table":

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                    % OF TOTAL
                              NUMBER OF            OPTIONS/SARS           EXERCISE OR
                             OPTIONS/SARS      GRANTED TO EMPLOYEES       BASE PRICE      EXPIRATION
NAME                           GRANTED            IN FISCAL YEAR          ($/SHARE)         DATE
--------------------------   ---------------   -----------------------   -------------   ------------
Harold S. Blue   .........       150,000                   17%                 3.50       04/03/01
John Paul Guinan    ......        15,000                    2%                 6.94       11/10/06
Gary N. Mansfield   ......       150,000                   17%                 3.50       04/03/01
Bennett Marks    .........        30,000                    3%                 6.94       11/10/06
                                  56,250                    6%                 3.50       04/12/01

     The following table sets forth certain information concerning unexercised options held by each of the named executive officers:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                               OPTIONS/SARS AT FY-END (#)      OPTIONS/SARS AT FY-END ($)
                            NUMBER OF SHARES                 ------------------------------- -------------------------------
                               ACQUIRED ON         VALUE
NAME                            EXERCISE        REALIZED($)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-------------------------- ------------------- ------------- -------------- ---------------- -------------- ---------------
Harold S. Blue   .........            -             -           180,000              -            615,000            -
John Paul Guinan    ......            -             -           172,500         45,000            492,375      141,975
Gary N. Mansfield   ......            -             -            82,500        120,000            256,200      416,850
Bennett Marks    .........            -             -           122,500         38,750            338,250       66,825

     There were no awards made to a named executive officer in the last completed fiscal year under any long term incentive plan for performance to occur over a period longer than one fiscal year.

STOCK OPTION PLANS

     The Board of Directors has adopted three stock option plans for its employees, officers and outside directors: the 1993 Stock Option Plan (the
"1993 Plan"); the 1995 Stock Option Plan (the "1995 Plan"); and the
1995 Outside Director Stock Option Plan (the "1995 Outside Plan", and collectively with the 1993 Plan and the 1995 Plan, the "Plans"). The purpose of the Plans is to provide certain directors, officers and key employees of the Company with a greater personal interest in the success of the Company and to enhance the ability of the Company to attract and maintain the services of qualified personnel.

     The 1993 and 1995 Plans provide for the issuance of up to 600,000 shares and 376,250 shares of Common Stock, respectively, upon exercise of options designated as either "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1995 Outside Plan provides for the issuance of up to 300,000 shares upon exercise of "non-qualified options." The Plans are administered by the Compensation Committee of the Board of Directors, which determines, among other things, the persons to be granted options under the Plans, the number of shares subject to each option and the option price.

     With respect to the 1993 and 1995 Plans, the exercise price of any incentive stock option may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any incentive stock option granted to an eligible employee who is or will be the beneficial owner of more than 10% of the outstanding voting power of the Company may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant. Incentive stock options may be granted only to employees and no option granted under the 1993 Plan to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary or was an employee within the preceding three months. In the event of death, options may be exercised during a twelve month period following such event. The Company may grant an employee options for any number of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee. The Plans may be amended by the Board of Directors from time to time; however, the number of shares covered by the 1995 Plan and 1993 Plan may not be changed, nor may certain other material amendments to those Plans be made, without further shareholder approval.

     The term of each option granted under the Plans and the manner in which it may be exercised is determined by the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of grant and, in the case of an incentive stock option granted to an eligible employee who is or will be the beneficial owner of more than 10% of the outstanding voting power of the Company, no more than five years after the date of grant. Incentive stock options under the 1993 and 1995 Plans may be granted during the 10-year period following the dates of the Plans.

     Of the 600,000 shares, 376,250 shares and 300,000 shares of Common Stock available for issuance under the 1993 Plan, the 1995 Plan and the 1995 Outside Plan, respectively, at April 14, 1997, options had been granted, which had not expired, with respect to 599,751, 376,250 and 300,000 shares, respectively. The exercise prices of all of these options, when granted, were equal to the market value of the shares on the date of grant. Exercise prices for options granted under the Plans range from $3.17 to $9.88 per share.

CERTAIN EMPLOYMENT AGREEMENTS

     In April 1, 1996, the Company has entered into Employment Agreement with Mr. Blue for a period of three (3) years, which is automatically extended from year to year unless terminated by either party upon 60 days written notice. Mr. Blue receives an annual base salary of $125,000 and is entitled to such bonuses that may be awarded from time to time by the Board of Directors and to participate in any stock option or bonus plans which the Company may now have or in the future develop. Mr. Blue may be terminated for "cause", as defined in the Agreement. If he is terminated without cause, he will be entitled to base salary earned, and he will retain all vested stock options which shall remain exercisable for 90 days after the date of termination. If he is terminated for "without cause", then he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for six
(6) months following termination. In addition, the Agreement contains confidentiality and noncompetition covenants. Messrs. Guinan and Mansfield's employment agreements are similar to Mr. Blue's except their annual base salary is $125,000 and $115,000, respectively.

     In November 1996, the Company entered into an Employment Agreement with Mr. Marks. The Agreement is for a three (3) year term and automatically extends from year to year thereafter unless terminated by the Company upon 90 days written notice or by the employee upon 30 days written notice prior to the end of the initial term or any extension. Mr. Marks receives an annual base salary of $125,000 and is entitled to such bonuses that may be awarded from time to time by the Board of Directors and to participate in any stock option or bonus plans which the Company may now have or in the future develop. Mr. Marks may be terminated for "cause" as defined in the Agreement. If he is terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options which shall remain exercisable for 90 days after the date of termination. If, upon 90 days prior written notice, he is terminated
"without cause", he will entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for six (6) months following termination, plus any unvested options shall vest. In addition, the Agreement contains confidentiality and noncompetition covenants.

                              CERTAIN TRANSACTIONS

     Mr. Blue was a principal shareholder in three medical centers which were customers of the Company's former drug dispensing business in 1995. Dr. Steven Fox, a former director of the Company, was a principal shareholder in two medical centers which were also customers of the Company's former drug dispensing business in 1995. The Company received a total of approximately 4% of its revenues in 1995, respectively, from these five medical centers.

     In July 1995, Mr. Blue purchased 8,000 shares of the Company's Series A Preferred Stock at an aggregate price of $200,000 pursuant to the Company's private placement of such stock, which has subsequently been converted to common stock.

     The foregoing transactions were made on terms no less favorable to the Company than those available from unaffiliated parties. Company policy requires that all material transactions between the Company and its officers, directors and/or major shareholders (those beneficially owning 5% or more of the Company's Common Stock) and/or entities affiliated with such persons (i) be on terms no less favorable to the Company than those that could be obtained from unaffiliated third parties, and (ii) receive approval by a majority of the disinterested members of the Company's Board of Directors. The above-described transactions were approved pursuant to this policy, and the Company intends to continue the policy for the foreseeable future.

ITEM 2. ADOPTION OF 1997 STOCK OPTION PLAN

     The Board of Directors had adopted the 1997 Stock Option Plan (the "Plan"), for its employees, officers and directors. The plan is effective
May 22, 1997 upon shareholder approval. Of the 250,000 shares of Common Stock available for issuance under the Plan, none have been issued.

     The following description of the Plan is qualified by reference to the complete text of such Plan which is set forth on Exhibit A.

     The plan provides for the issuance of up to 250,000 shares upon exercise of options designated as either "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to encourage stock ownership by certain directors, offices and employees of the Company and give them a greater personal interest in the success of the Company. The Plan is administered by the Stock Option Committee of the Board of Directors which determines, among other things, the persons to be granted options under the Plan, the number of shares subject to each option and the option price. The exercise price of any incentive stock option granted under the Plan may not be less than the fair market value of the shares subject to the option on the date of granted provided, however, that the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject tot he option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or a committee appointed by the Board of Directors provided that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of grant, Incentive stock options may be granted only to employees and no option granted to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary, and in the event of death, options may be exercised during a twelve month period following such event. The Company may grant an employee options for any numbers of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee.

     A summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the Plan is as follow. The Company recommends that optionees seek independent tax advice with respect to their options.

     With respect to incentive stock options, an optionee will not recognize any taxable income at the time as ISO is granted and the Company will not be entitled to a federal income tax deduction at that time. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the market value of the shares of the Company's Common Stock at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of the Company's Common Stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's Common Stock are disposed of in a sale, exchange of other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares of the Company's Common Stock at the time of exercise, over the aggregate option price. The Company may be entitled to a federal income tax deduction equal to such amount. Special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act.

     With respect to non-qualified stock options, the granting of a NQSO does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will be recognized by the holder at the time of such exercise in an amount equal to the excess of the market value of shares of the Company's Common Stock purchased at the time of such exercise over the aggregate option price. The Company may be entitled to a corresponding federal income tax deduction. Special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act or an optionee who pays all or part of the option price by tendering shares of Common Stock owned by the optionee. Upon a subsequent disposition of the shares of the Company's Common Stock, optionee will generally recognize taxable capital gain or less based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time or exercise will constitute wages subject to withholding of income tax and the Company will be required to make whatever arrangements are necessary to insure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's Common Stock acquired is the option price plus the taxable income recognized.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS ITEM.

                            INDEPENDENT ACCOUNTANTS

     The Board has appointed Coopers & Lybrand L.L.P., Miami, Florida, as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997. Representatives of Coopers & Lybrand will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company not later than December 31, 1997 at its principal executive offices, 2501 Davie Road, Suite 230, Fort Lauderdale, Florida 33317, Attention: Harold S. Blue, Chief Executive Officer, for inclusion in the proxy statement and proxy relating to the 1998 Annual Meeting of Shareholders.

                             ADDITIONAL INFORMATION

     Accompanying this proxy statement is a copy of the Company's annual report. A copy of the Company's annual report on Form 10-KSB may be obtained from the Company on written request.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        [GRAPHIC OMITTED]

                                        Harold S. Blue
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

Fort Lauderdale, Florida
April 25, 1997

                                   EXHIBIT A
                                PROXYMED, INC.
                            1997 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

     The purpose of this Plan is to further the growth of ProxyMed, Inc., a Florida corporation (the "Company") by offering an incentive to officers, directors and other key employees of the Company to continue in the employ of the Company, and to increase the interest of these individuals in the Company, through additional ownership of its common stock.

2. DEFINITIONS

     Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

     a) "Board of Directors" means the Board of Directors of the Company.

     b) "Change of Control" means any of the following events:

       i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person (as defined in the Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (y) the Company or any Subsidiary, or (z) any Person in connection with a Non-Control Transaction (as hereinafter defined).

       ii) the individuals who, as of the date this Plan is approved by the Company's Board of Directors (the "Board"), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds
(2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company's stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest; or

       iii) approval by stockholders of the Company of:

         a) a merger, consolidation or reorganization involving the Company, unless

           (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

           (2) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board; and

           (3) no person (other than the Company, any Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then-outstanding Voting Securities;

           (4) a transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction."

         b) a complete liquidation or dissolution of the Company; or

         c) an agreement for the sale or other disposition of all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     c) "Code" means the Internal Revenue Code of 1986, as amended.

     d) "Committee" means the Compensation Committee or similar committee of the Board of Directors.

     e) "Common Stock" means the common stock, par value $.001 per share, of the Company.

     f) "Corporate Transaction" means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company's capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

     g) "Date of Grant" means, as the case may be: (i) the date the Committee approves the grant of an Option pursuant to this Plan; or (ii) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

     h) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or director of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.

     i) "Exercise Price" means the price per share which must be paid upon exercise of an Option. The Exercise Price may be paid in cash, property (including Common Stock) or a combination of both cash and property, as determined by the Employee upon exercise of the Option and as set forth in
Section 9(c) hereof.

     j) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

     k) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.

     l) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan..

     m) "Option" means any option granted pursuant to this Plan.

     n) "Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

     o) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, other than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

     p) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement, or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

     q) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.

3. EFFECTIVE DATE OF THE PLAN

     The "effective date" of this Plan is May 22, 1997.

4. ADMINISTRATION OF THE PLAN

     Either the Board of Directors or the Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this section shall be conclusive. The Committee may not amend this Plan. No member of the

Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

5. THE COMMITTEE

     The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of a majority of the members who participate in a meeting.

6. STOCK SUBJECT TO THE PLAN

     The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is 250,000 shares. The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

7. PERSONS ELIGIBLE TO RECEIVE OPTIONS

     Options may be granted only to Employees, as defined in Section 2(h) above.

8. GRANTS OF OPTIONS

     a) IN GENERAL. Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part.

9. OPTION PROVISIONS

     a) EXERCISE PRICE. The Exercise Price of each Option shall be as determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option.

     b) TERM. The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten (10) years from the Date of Grant.

     c) MANNER OF EXERCISE. An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of 100 shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

       i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

       ii) a check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

       iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, either at the time of the grant of the Option or the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation.

     The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

     d) DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

     e) VESTING OF OPTIONS. Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall "vest" at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever.

     f) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

     g) RETIREMENT OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Incentive Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option. In the case of a Non-Qualified Option, there shall be substituted the words, "the end of the twelve (12) month period" for the words "the end of the three (3) month period" in the immediately preceding sentence.

     h) TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

     i) DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within three (3) months following the date of his or her Retirement (or, in the case of a Non-Qualified Option, within twelve (12) months following the date of his or her Retirement), or (iii) the death of a former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and
(y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

     j) TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT, DEATH OR DISABILITY. Unless the Committee or the Board of Directors states otherwise with respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

     k) STOCK OPTION AGREEMENT. As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit "A" attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.

     l) REGISTRATION OF PLAN. Upon a Change of Control, the Company agrees to use its best efforts to cause the Plan to be registered under the Securities Act at the earliest possible time. The Company shall have no other obligations to register the Plan unless directed to do so by the Board of the Company based on the Company's best interests.

10. SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS

     No Incentive Stock Option may be granted pursuant to this Plan after ten
(10) years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by the stockholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Section 8(b) hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten (10%) percent of the total combined voting power of the stock of the Company, unless: (i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock on the Date of Grant; and
(ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).

11. RECAPITALIZATION

     a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: (i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

     b) CORPORATE TRANSACTIONS. If, as a result of a Corporate Transaction while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. the Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

12. RIGHTS OF OPTION HOLDER

     a) STOCKHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

     b) EMPLOYMENT. Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

13. LAWS AND REGULATIONS

     The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

14. WITHHOLDING OF TAXES

     a) IN GENERAL. In addition to the requirement set forth in Section 9(c) above that, in order to exercise an Option granted pursuant to this Plan a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state and other taxes due as a result thereof.

     b) WITHHOLDING OF TAXES. If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

15. RESERVATION OF SHARES

     The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

16. AMENDMENT OF THE PLAN

     The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of Incentive Stock Options that may be granted under the Plan. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether nor not then vested), adversely affect the holder's rights pursuant to that Option.

17. TERMINATION OF THE PLAN

     The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                  PROXY FOR ANNUAL MEETING OF PROXYMED, INC.
                           2501 DAVIE ROAD, SUITE 230
                         FT. LAUDERDALE, FLORIDA 33317
                                (954) 473-1001

      SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF PROXYMED, INC.

     The undersigned hereby appoints Harold S. Blue and Bennett Marks with the power to vote, at the Annual Meeting of Shareholders of ProxyMed, Inc. (the "Company") to be held on May 22, 1997 at 9:00 o'clock a.m., Eastern
Daylight Time, at the Ft. Lauderdale Airport Hilton, 1870 Griffin Road, Dania, Florida 33004, or any adjournment thereof, all shares of the common stock which the undersigned possesses and with the same effect as if the undersigned was personally present, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF BOTH ITEMS.

                          (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

(1) ELECTION OF DIRECTORS: (Nominees are Harold S. Blue, John Paul Guinan, Gary
N. Mansfield, Bennett Marks, Harry A. Gampel, Samuel X. Kaplan, Bertram J. Polan and Eugene R. Terry)*

                      [ ] For       [ ] Withhold Authority

* To vote your shares for all director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withhold Authority" box. If you do not wish your shares voted "For" a particular nominee(s), enter the name(s) of that nominee(s) in the following space:


(2) 1997 STOCK OPTION PLAN

                  [ ] For       [ ] Against       [ ] Abstain


                                              Dated: _________________________

                                              ________________________________
                                              Signature

                                              (Please sign exactly as name
                                              appears hereon. If the stock is
                                              registered in the names of two or
                                              more persons, each should sign.
                                              Executors, administrators,
                                              trustees, guardians, attorneys and
                                              corporate officers should include
                                              their titles.)

   Please sign, date and promptly return this Proxy in the enclosed envelope.